UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 20, 2011
(May 17, 2011)

Commission	Name of Registrant, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

______________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02.  Departure of Directors or Certain Officers; Election of Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

              (e)  Compensatory Arrangements of Certain Officers

As discussed below under Item 5.07, on May 17, 2011, the stockholders of PNM Resources, Inc. (“PNMR”) approved an amendment to PNMR’s Second Amended and Restated Omnibus Performance Equity Plan (the “PEP”).  The terms of the amendment to the PEP were previously disclosed in PNMR’s definitive proxy statement (the “2011 Proxy Statement”) for its 2011 Annual Meeting of Stockholders (the “Meeting”), which was filed with the Securities and Exchange Commission on April 5, 2011.  A copy of the PEP amendment was included with the 2011 Proxy Statement, is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the Meeting, PNMR’s stockholders voted on the election of the ten nominated directors to serve for the ensuing year; on a proposal to ratify the appointment of Deloitte & Touche LLP to serve as PNMR’s independent public accountants for the year ending December 31, 2011; on the proposal to approve the amendment to the PEP; on a proposal to approve, on an advisory basis, the compensation of PNMR’s named executive officers (“NEOs”); and, on an advisory basis, on the frequency of future advisory votes on NEO compensation.

As of March 28, 2011, the record date for the Meeting, there were 86,673,174 shares of PNMR’s common stock and 477,800 shares of PNMR’s Convertible Preferred Stock, Series A (“preferred stock”)  outstanding and entitled to vote at the Meeting. The preferred stockholders are entitled to vote together with the holders of common stock on all matters which are voted on by PNMR’s shareholders, except the election of directors.  Each share of preferred stock was entitled to 10 votes at the Meeting because each share of preferred stock is convertible into 10 shares of common stock, subject to certain anti-dilution adjustments.

All matters voted on at the Meeting were approved by PNMR’s stockholders. Set forth below are the final voting results for each of the proposals submitted to a vote of PNMR’s stockholders at the Meeting.

At the Meeting, PNMR’s common stockholders elected, by the vote indicated below, the following ten persons as directors, each to serve as such until PNMR’s annual meeting of stockholders to be held in 2012:

Director	Votes For	Votes Withheld	Broker Non-Votes
Adelmo E. Archuleta	69,659,925	507,572	7,801,748
Patricia K. Collawn	69,640,403	527,094	7,801,748
Julie A. Dobson	68,275,429	1,892,068	7,801,748
Robert R. Nordhaus	69,646,459	521,038	7,801,748
Manuel T. Pacheco, Ph.D	68,248,563	1,918,934	7,801,748
Bonnie S. Reitz	69,398,426	769,071	7,801,748
Donald K. Schwanz	68,523,261	1,644,236	7,801,748
Jeffry E. Sterba	69,452,520	714,977	7,801,748
Bruce W. Wilkinson	69,669,464	498,033	7,801,748
Joan B. Woodard, Ph.D	68,267,351	1,900,146	7,801,748

At the Meeting, PNMR’s common and preferred stockholders, voting together, approved the proposal to ratify the appointment of Deloitte & Touche LLP to serve as PNMR’s independent public accountants for the year ending December 31, 2011, by the vote indicated below:

Votes For	Votes Against	Abstentions
82,294,747	376,435	76,063

At the Meeting, PNMR’s common and preferred stockholders, voting together, approved the proposal to amend the PEP, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
70,960,853	3,173,869	810,775	7,801,748

At the Meeting, PNMR’s common and preferred stockholders, voting together, approved, on an advisory basis, the compensation of PNMR’s NEOs, by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
65,145,223	3,375,531	6,424,743	7,801,748

At the Meeting, PNMR’s common and preferred stockholders, voting together, recommended, on an advisory basis, that PNMR conduct future stockholders advisory votes on NEO compensation every year, by the following vote:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
62,304,940	129,861	6,052,625	6,458,071	7,801,748

PNMR has considered the stockholder vote regarding the frequency of stockholder advisory votes on NEO compensation and determined that it will hold an advisory vote on its executive compensation every year until the next vote on frequency, which will be no later than PNMR’s Annual Meeting of Stockholders in 2017.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits:

Exhibit
Number	Description

10.1	Amendment to PNMR’s Second Amended and Restated Omnibus Performance Equity Plan dated May 17, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: May 20, 2011	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)